UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2014

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland	814-01047	90-0994912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 17, 2014, FS Investment Corporation III’s (“FSIC III”) newly-formed, wholly-owned subsidiary, Burholme Funding LLC (“Burholme Funding”), entered into a committed facility arrangement (the “Financing Arrangement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”), on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB, Inc. (collectively, the “BNPP Entities”) pursuant to which Burholme Funding may borrow, from time to time, up to $100 million from BNPP. The Financing Arrangement was effected through a Committed Facility Agreement by and between Burholme Funding and BNPP (the “Committed Facility Agreement”), a U.S. PB Agreement by and between Burholme Funding and BNPP and a Special Custody and Pledge Agreement by and among Burholme Funding, BNPP and State Street Bank and Trust Company, as custodian (the “Custodian”), each dated as of October 17, 2014 (collectively, the “Financing Agreements”).

FSIC III may contribute securities to Burholme Funding from time to time, subject to certain restrictions set forth in the Committed Facility Agreement, and will retain a residual interest in any securities contributed through its ownership of Burholme Funding or will receive fair market value for any securities sold to Burholme Funding. Burholme Funding may purchase additional securities from various sources. Burholme Funding has appointed FSIC III to manage its portfolio of securities pursuant to the terms of an investment management agreement. Burholme Funding’s obligations to BNPP under the Financing Arrangement are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. Such pledged portfolio of securities will be held in a segregated custody account with the Custodian. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the Financing Agreements. The obligations of Burholme Funding under the Financing Arrangement are non-recourse to FSIC III.

Borrowings under the Financing Arrangement accrue interest at a rate equal to the three-month London Interbank Offered Rate plus 1.10% per annum. Interest is payable monthly in arrears. Burholme Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Financing Arrangement has not been utilized. Burholme Funding may terminate the Committed Facility Agreement upon 270 days’ notice. Absent a default or facility termination event or the ratings decline described in the following sentence, BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the Committed Facility Agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Financial Services LLC, Moody’s Investors Service, Inc. or Fitch Ratings, Inc., during the period commencing on the closing date of the Committed Facility Agreement (October 17, 2014) and ending on the date of such long-term credit rating decline. Upon any such termination, BNPP shall pay Burholme Funding a fee equal to 0.20% of the maximum amount of financing available on the termination date. Burholme Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the Financing Arrangement.

In connection with the Financing Arrangement, Burholme Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Financing Agreements contain the following customary events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of FSIC III and Burholme Funding; (b) any change in

BNPP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNPP, has the effect of impeding or prohibiting the Financing Arrangement; (c) certain events of insolvency or bankruptcy of FSIC III or Burholme Funding; (d) specified material reductions in FSIC III’s or Burholme Funding’s net asset value; (e) any change in FSIC III’s fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement between FSIC III and FSIC III Advisor, LLC or if FSIC III Advisor, LLC otherwise ceases to act as investment adviser to FSIC III and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

Under the terms of the Financing Agreements, BNPP has the ability to borrow a portion of the pledged collateral (collectively, the “Rehypothecated Securities”), subject to certain limits. Burholme Funding receives a fee from BNPP in connection with any Rehypothecated Securities. Burholme Funding may designate any security within the pledged collateral as ineligible to be a Rehypothecated Security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Burholme Funding to BNPP. Burholme Funding may recall any Rehypothecated Security at any time and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Burholme Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any outstanding borrowings owed to BNPP under the Financing Agreements. Rehypothecated Securities are marked-to-market daily and if the value of all Rehypothecated Securities exceeds 100% of the outstanding borrowings owed by Burholme Funding under the Financing Agreements, BNPP may either reduce the amount of Rehypothecated Securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Burholme Funding will continue to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities.

The foregoing descriptions of the Financing Arrangement and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of FSIC III. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC III makes with the Securities and Exchange Commission. FSIC III undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Committed Facility Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities.

10.2	U.S. PB Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities.

10.3	Special Custody and Pledge Agreement, dated as of October 17, 2014, by and among Burholme Funding LLC, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company, as custodian.

10.4	Investment Management Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and FS Investment Corporation III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date: October 23, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Committed Facility Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities.

10.2	U.S. PB Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities.

10.3	Special Custody and Pledge Agreement, dated as of October 17, 2014, by and among Burholme Funding LLC, BNP Paribas Prime Brokerage, Inc., and State Street Bank and Trust Company, as custodian.

10.4	Investment Management Agreement, dated as of October 17, 2014, by and between Burholme Funding LLC and FS Investment Corporation III.